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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-44575, 333-80223, 333-80225, 333-21593,
333-11651, 333-42536, 333-42588, 333-47694, 333-49486, 333-63208, 333-42538 and
333-42540.


                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 27, 2001